EXHIBIT 10(p)
COMPENSATORY ARRANGEMENTS WITH CERTAIN EXECUTIVE OFFICERS
Salaries as of February 1, 2011

NAME AND TITLE	SALARY

Dante C. Parrini	$630,000
President and Chief Executive Officer

John P. Jacunski	$399,237
Senior Vice President and Chief Financial Officer

Debarata Mukherjee	$329,400
Vice President and General Manager, Specialty Papers Business Unit

Martin Rapp(1)	$374,764
Vice President and General Manager, Composite Fibers Business Unit

(1)	Mr. Rapp’s annual salary is 279,967 euros. The amount set forth above is based on the currency exchange rate at December 31, 2010.
     The annual base salaries are subject to adjustment pursuant to the Company’s employee compensation policies in effect from time to time. Each of the above executive officers has a change in control employment agreement, which is included as exhibits to this Form 10-K. Also, each executive officer participates in the Company’s 2005 Long-Term Incentive Plan and in its Management Incentive Plan, each of which are incorporated by reference as exhibits to this Form 10-K.